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                                                                    EXHIBIT 23.5
                        CONSENT OF INDEPENDENT AUDITORS

  We consent to the reference to our firm under the caption "Independent Certified Public Accountants" and to the use of our report dated April 15, 1994, with respect to the financial statements of Liquipure Technologies, Inc. included in Amendment No. 2 to the Registration Statement (Form S-3 No. 33-58141) and related Prospectus of United States Filter Corporation dated April 26, 1995.

                                          ERNST & YOUNG LLP

Stamford, Connecticut

April 26, 1995